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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 2, 2003


                         THE HOUSTON EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)



          DELAWARE                      001-11899                22-2674487
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


       1100 LOUISIANA, SUITE 2000
             HOUSTON, TEXAS                                           77002-5215
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (713) 830-6800


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

         99.1 Press release issued by The Houston Exploration Company on May 1, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

The following information is furnished under Item 12. "Results of Operations and Financial Condition" of Form 8-K in accordance with Securities and Exchange Commission Release No. 33-8216.

On May 1, 2003, we issued a press release with respect to our 2003 first quarter earnings. The press release is furnished as Exhibit 99.1 to this Current Report and incorporated by reference herein. The press release contains certain measures (discussed below) that may be deemed "non-GAAP financial measures" as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended. In each case, the most directly comparable GAAP financial measure and information reconciling the GAAP and non-GAAP measures is also included in the press release.

In our press release for the first quarter of 2003 we used the term "cash from operations" which is defined as net income plus non-cash charges and is equal to cash provided by operating activities before changes in operating assets and liabilities. Cash from operations is presented based on management's belief that this non-GAAP measure is a useful adjunct to net cash provided by operating activities under GAAP. Cash from operations is widely accepted as a financial indicator of an oil and gas company's ability to generate cash that is used to internally fund exploration and development activities and to service debt. Cash from operations is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing and financing activities, as defined by GAAP, or as a measure of liquidity, or an alternative to net income. A reconciliation of this non-GAAP financial measure to the most comparable GAAP financial measure for the first quarter of 2003 is included in Exhibit 99.1 to this Current Report, furnished to the Securities and Exchange Commission.

The information furnished pursuant to this Item 9, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE HOUSTON EXPLORATION COMPANY


                                           By: /s/ James F. Westmoreland
                                              ----------------------------------
                                              James F. Westmoreland
                                              Vice President, Chief Accounting
                                                Officer and Secretary


Dated:  May 1, 2003


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                                  EXHIBIT INDEX

  EXHIBITS                    DESCRIPTION
  --------                    -----------
   *99.1      --  Press release issued by The Houston Exploration Company on May 1, 2003.

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*  Filed herewith.


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